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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - October 29, 2002


                       Plains All American Pipeline, L.P.
                (Name of Registrant as specified in its charter)


            DELAWARE                        0-9808               76-0582150
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                           333 Clay Street, Suite 1600
                              Houston, Texas 77002
                                 (713) 646-4100
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)



                                       N/A
         (Former name or former address, if changed since last report.)

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Item 9. Regulation FD Disclosure

     In accordance with General Instruction B.2. of Form 8K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements And Associated Risks

     All statements, other than statements of historical fact, included in this report are forward-looking statements, including, but not limited to, statements identified by the words "anticipate," "believe," "estimate," "expect," "plan," "intend" and "forecast" and similar expressions and statements regarding our business strategy, plans and objectives of our management for future operations. These statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. Certain factors could cause actual results to differ materially from results anticipated in the forward-looking statements. These factors include, but are not limited to:

o abrupt or severe production declines or production interruptions in outer continental shelf crude oil production located offshore California and transported on the All American Pipeline;

o declines in volumes shipped on the Basin and our other pipelines by third party shippers;

o the availability of adequate supplies of and demand for crude oil in the areas in which we operate;

o    the effects of competition;

o    the success of our risk management activities;

o    the impact of crude oil price fluctuations;

o the availability (or lack thereof) of acquisition or combination opportunities;

o    successful integration and future performance of acquired assets;

o successful third-party drilling efforts and completion of announced oil-sands projects;

o    continued creditworthiness of, and performance by, our counter parties;

o our levels of indebtedness and our ability to receive credit on satisfactory terms;

o    shortages or cost increases of power supplies, materials or labor;

o    weather interference with business operations or project construction;

o    the impact of current and future laws and governmental regulations;

o    the currency exchange rate of the Canadian dollar;

o environmental liabilities that are not covered by an indemnity or insurance;

o    fluctuations in the debt and equity markets; and

o    general economic, market or business conditions.


     We undertake no obligation to publicly update or revise any forward-looking statements. Further information on risks and uncertainties is available in Item 7 of our Annual Report Form 10-K for the year 2001, and Part I, Item 2 of our Form 10-Q for the quarter ended June 30, 2002. Such sections are incorporated by reference herein.

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Correction to Disclosure of 2002 Estimates

     On October 29, 2002, the Partnership filed a current report on Form 8-K. This report is filed to make corrections to the previously filed report. In the table captioned "Operating and Financial Guidance," for the year ended December 31, 2002, the estimated range of Adjusted Income to Limited Partners, which is the sum of actual results for the first nine months of 2002 and respective forecast for the fourth quarter of 2002, should be from a low of $62,996 to a high of $65,250 and the estimated range of Adjusted Income Per Unit should be from a low of $1.38 to a high of $1.43. Amounts reflected in the October 29, 2002, 8K for the first nine months of 2002 and the fourth quarter of 2002 were not affected.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  November 5, 2002         By:  Plains AAP, L.P., its general partner

                                By:  Plains All American GP LLC,
                                       its general partner

                                By:  /s/ Phillip D. Kramer
                                     ---------------------------------------
                                     Name:  Phillip D. Kramer
                                     Title: Executive Vice President and
                                            Chief Financial Officer